SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 14, 2003

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 14, 2003, Ernst & Young LLP (“E&Y”) informed us that E&Y was resigning as our independent auditors effective upon the completion of E&Y’s quarterly review of our financial statements for the second quarter of our fiscal 2004 which ended on September 30, 2003, in connection with our Quarterly Report on Form 10-Q which is due on or before November 14, 2003.

The reports of E&Y on our consolidated financial statements as of and for each of the fiscal years ended March 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended March 31, 2002 and 2003, and through October 14, 2003, we had no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

In connection with E&Y’s audit of our financial statements for the fiscal year ended March 31, 2003, E&Y informed us that it had noted a combination of factors which taken together constituted a material weakness in our internal controls. The material weakness included issues with our inventory costing systems and procedures, accounts payable cutoff, information systems user administration, and finance organization. Certain aspects of this material weakness were described in the risk factor on page 20 of our Annual Report on Form 10-K for such fiscal year. Our Audit Committee and management have discussed this matter with E&Y and we have authorized E&Y to respond fully to any inquiries of our successor accountant concerning this matter. E&Y has reviewed our financial statements for our first quarter ended June 30, 2003, included in our Quarterly Report on Form 10-Q for such quarter.

Subsequent to March 31, 2003, as described in the above-mentioned Form 10-K risk factor, we have instituted additional processes and procedures to improve our internal controls including those identified by E&Y. As a result, we believe that we no longer have a material weakness in our internal controls, although some key controls are manual and are consequently inefficient. We are continuing our efforts to improve our financial processes and procedures. As of the date of this filing, our Audit Committee has begun the process but has not yet selected new independent auditors to audit the consolidated financial statements for the current fiscal year ending March 31, 2004.

We provided E&Y with a copy of the foregoing disclosures and requested E&Y to furnish us with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the above statements. A copy of that letter, dated October 21, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibits are filed herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description

16.1	Letter from E&Y to the Securities and Exchange Commission dated October 21, 2003.

99.1	Exhibit 99.1, Registrant’s News Release dated October 21, 2003, which is furnished pursuant to Item 12 of Form 8-K.

ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2003, Registrant indicated in a news release that the fiscal Q2 financial results it will release on October 23, 2003 will be at or above the high end of its previous guidance. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 21st day of October, 2003.

CALIFORNIA MICRO DEVICES CORPORATION (Registrant)

By:	/s/ ROBERT V. DICKINSON

ROBERT V. DICKINSON President and Chief Executive Officer

By:	/s/ R. GREGORY MILLER

R. GREGORY MILLER Vice President Finance & Administration (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from E&Y to the Securities and Exchange Commission dated October 21, 2003.

99.1	Exhibit 99.1, Registrant’s News Release dated October 21, 2003, which is furnished pursuant to Item 12 of Form 8-K.